UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2015

Date of reporting period:	January 1, 2015 – June 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam Variable Trust

6|30|15

Semiannual report

Putnam VT
Multi-Cap Value Fund

Putnam
INVESTMENTS

Message from the Trustees

Dear Shareholder:

Looking back on the first half of 2015, we can highlight some transitions in the financial markets. The U.S. economy has rallied from a brief dip during the first quarter, and bond yields have risen on a sustained basis in recent months. Firmer data on employment growth, wage gains, and consumer prices underscore this progress.

The Federal Reserve is monitoring these and other indicators as it considers raising interest rates, an action it has not taken since 2006. Higher interest rates can pose a risk to fixed-income investments, while also having a less direct impact on stocks by adding to business financing costs, among other effects.

Through mid-2015, U.S. stock market averages have continued near record-high levels. Although gains have been modest this year, the U.S. market has been more placid than China’s market, in which a dizzying advance gave way to a sharp pullback in June, and European markets that were caught up in Greece’s debt crisis. Global market conditions, we believe, call for a well-crafted and flexible strategy.

With the possibility that markets could move in different directions from here, it might be a prudent time to consult your financial advisor and determine whether any adjustments or additions to your portfolio are warranted.

In the following pages, your portfolio manager provides a perspective for your consideration. Putnam’s disciplined fundamental research promotes a culture of thinking proactively about risks. We share with Putnam’s managers a deep conviction that an active, research-driven approach can play a valuable role in your portfolio.

As always, thank you for investing with Putnam. We would also like to extend our thanks to Charles Curtis, who has retired from the Board of Trustees, for his many years of dedicated service.

Performance summary (as of 6/30/15)

Investment objective

Capital appreciation and, as a secondary objective, current income

Net asset value June 30, 2015

Class IA: $19.10	Class IB: $19.06

Total return at net asset value

			Russell 3000
(as of 6/30/15)	Class IA shares*	Class IB shares*	Value Index

6 months	2.66%	2.56%	–0.51%

1 year	5.55	5.32	3.86

5 years	131.18	128.37	113.35
Annualized	18.25	17.96	16.36

10 years	130.20	124.68	97.26
Annualized	8.70	8.43	7.03

Life	253.77	243.42	197.12
Annualized	10.94	10.67	9.36

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 1, 2003

The Russell 3000 Value Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their value orientation.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Multi-Cap Value Fund 1

Report from your fund’s manager

What was the investment environment like during the six-month reporting period ended June 30, 2015?

The environment for multi-cap value stocks was challenging during the past six months, battered by multiple macroeconomic forces. Economic activity in the United States was adversely affected by a severe winter in the Northeast and a protracted labor dispute at major West Coast ports, among other factors, which weighed on the forward momentum of U.S. gross domestic product. In fact, when GDP numbers for the first three months of the year were printed in late May, growth had not only stalled, but actually fallen back into negative territory. Further roiling the capital markets late in the period were an announcement by the U.S. Federal Reserve that it could begin to raise short-term interest rates during the second half of 2015, plus more acute worries about the effects of the Greek debt crisis on the eurozone.

Within this environment, multi-cap value stocks as measured by the Russell 3000 Value Index produced a small negative result, returning –0.51% for the six months. Five of the ten sectors in the index produced negative returns, led by utilities, energy, and information technology. Health care, telecommunication services, and consumer discretionary were the index’s best-performing sectors during the period. Growth stocks outperformed value stocks during the six-month period, and within the broad array of stocks in the fund’s value universe, smaller-cap companies slightly outperformed larger-cap names.

How did the portfolio perform in this challenging environment?

Putnam VT Multi-Cap Value Fund met the challenge comparatively well, posting a positive return and solidly outpacing its benchmark, the Russell 3000 Value Index. Class IA shares of the fund produced a 2.66% return for the six months ended June 30, 2015, versus the benchmark’s –0.51% return. The fund’s excess performance relative to the benchmark was driven principally by active portfolio management decisions. Opportune security selection in the consumer staples, financials, and health-care sectors was beneficial to the fund’s relative outperformance. Sector allocations also helped, as our decisions to hold an overweight to health care and a significant underweight to the energy sector made positive contributions to our relative performance. Results were less rewarding for our selection of stocks in the information technology, consumer discretionary, and utilities sectors.

In terms of the fund’s allocations by market capitalization, its bias toward the smaller end of the market-cap spectrum was helpful, as smaller-cap stocks performed slightly better than their large-cap counterparts during the period.

What is your outlook for the remainder of 2015?

Even though the Fed has announced it is likely to begin raising short-term interest rates later this year, I believe that whatever steps the central bank takes to normalize interest rates are likely to be slow and steady, and will be conditioned on the overall health of the U.S. economy. At mid-year 2015, the domestic economy continued to move along at a relatively slow pace and inflation has been relatively benign, in our view, so I currently do not anticipate that the Fed would make aggressive moves to raise rates.

At this time, in my view, there is not a lot of upside left in the equity market, and valuations in the market are not particularly compelling. So my posture toward the immediate future is to be a bit more defensive in the fund’s positioning.

With that said, I’m on the lookout, as always, for the singular opportunities that the market might present as it finds its next level of performance.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager James A. Polk, CFA, joined Putnam in 1998 and has been in the investment industry since 1994.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Multi-Cap Value Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expense per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2015, to June 30, 2015. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expense per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the
fiscal year ended 12/31/14*	0.76%	1.01%

Annualized expense ratio for the
six-month period ended 6/30/15	0.77%	1.02%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Restated to reflect current fees.

Expense per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/15		for the 6 months ended 6/30/15

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.87	$5.12	$3.86	$5.11

Ending value
(after expenses)	$1,026.60	$1,025.60	$1,020.98	$1,019.74

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended June 30, 2015. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT Multi-Cap Value Fund 3

The fund’s portfolio 6/30/15 (Unaudited)

COMMON STOCKS (97.3%)*	Shares	Value

Aerospace and defense (6.6%)
Honeywell International, Inc.	6,780	$691,357

L-3 Communications Holdings, Inc.	8,500	963,730

Northrop Grumman Corp.	4,310	683,695

Orbital ATK, Inc.	3,910	286,838

		2,625,620
Banks (9.2%)
BankUnited, Inc.	4,919	176,740

Citigroup, Inc.	11,230	620,345

Fifth Third Bancorp	9,260	192,793

First Republic Bank	11,310	712,869

JPMorgan Chase & Co.	12,710	861,230

Old National Bancorp S	14,260	206,200

Opus Bank	7,220	261,220

PacWest Bancorp S	10,510	491,448

Regions Financial Corp.	17,320	179,435

		3,702,280
Beverages (3.0%)
Coca-Cola Enterprises, Inc.	27,720	1,204,157

		1,204,157
Biotechnology (1.0%)
AMAG Pharmaceuticals, Inc. † S	5,810	401,239

		401,239
Capital markets (2.4%)
Ameriprise Financial, Inc.	3,548	443,252

E*Trade Financial Corp. †	17,520	524,724

		967,976
Chemicals (3.1%)
Axalta Coating Systems, Ltd. †	1,416	46,841

CF Industries Holdings, Inc.	3,950	253,906

Dow Chemical Co. (The)	7,740	396,056

Quaker Chemical Corp.	1,470	130,595

Sherwin-Williams Co. (The)	1,510	415,280

		1,242,678
Commercial services and supplies (2.3%)
Deluxe Corp.	5,850	362,700

Tyco International PLC	14,740	567,195

		929,895
Containers and packaging (5.1%)
Packaging Corp. of America	3,700	231,213

Sealed Air Corp.	11,970	615,019

Silgan Holdings, Inc. S	22,928	1,209,681

		2,055,913
Diversified consumer services (0.2%)
Chegg, Inc. † S	8,053	63,136

		63,136
Diversified telecommunication services (0.4%)
CenturyLink, Inc.	5,700	167,466

		167,466
Electric utilities (3.6%)
Edison International	7,700	427,966

Entergy Corp.	5,770	406,785

FirstEnergy Corp.	18,770	610,964

		1,445,715
Electrical equipment (1.9%)
AMETEK, Inc.	14,162	775,794

		775,794
Energy equipment and services (1.1%)
Halliburton Co.	10,550	454,389

		454,389

COMMON STOCKS (97.3%)* cont.	Shares	Value

Food products (2.4%)
JM Smucker Co. (The)	4,480	$485,677

Pinnacle Foods, Inc.	10,531	479,582

		965,259
Health-care equipment and supplies (9.4%)
Alere, Inc. †	16,960	894,640

Becton Dickinson and Co.	4,690	664,339

Boston Scientific Corp. †	55,620	984,474

C.R. Bard, Inc.	2,820	481,374

Derma Sciences, Inc. †	15,380	110,121

Merit Medical Systems, Inc. †	21,379	460,504

OraSure Technologies, Inc. †	28,139	151,669

		3,747,121
Health-care providers and services (1.7%)
Mednax, Inc. †	9,020	668,472

		668,472
Hotels, restaurants, and leisure (0.8%)
Wynn Resorts, Ltd.	3,210	316,731

		316,731
Household durables (4.3%)
Harman International Industries, Inc.	3,750	446,025

Jarden Corp. †	12,220	632,385

Tempur Sealy International, Inc. †	2,610	171,999

Whirlpool Corp.	2,760	477,618

		1,728,027
Independent power and renewable electricity producers (0.6%)
NRG Energy, Inc.	10,980	251,222

		251,222
Insurance (4.2%)
American International Group, Inc.	9,420	582,344

Assured Guaranty, Ltd.	4,330	103,877

Genworth Financial, Inc. Class A †	27,250	206,283

Hartford Financial Services Group, Inc. (The)	13,516	561,860

Prudential PLC (United Kingdom)	9,790	235,737

		1,690,101
IT Services (2.1%)
Computer Sciences Corp.	5,880	385,963

Fidelity National Information Services, Inc.	7,240	447,432

		833,395
Leisure products (1.2%)
Mattel, Inc. S	7,000	179,830

Vista Outdoor, Inc. †	6,920	310,708

		490,538
Machinery (3.2%)
Oshkosh Corp. S	3,860	163,587

Snap-On, Inc.	5,370	855,173

Wabtec Corp.	2,640	248,794

		1,267,554
Media (1.3%)
Regal Entertainment Group Class A S	24,050	502,886

		502,886
Multi-utilities (1.7%)
Ameren Corp.	10,470	394,510

PG&E Corp.	6,110	300,001

		694,511
Oil, gas, and consumable fuels (3.8%)
EOG Resources, Inc.	5,230	457,887

EP Energy Corp. Class A † S	20,120	256,128

Gulfport Energy Corp. †	3,880	156,170

QEP Resources, Inc.	10,540	195,095

Scorpio Tankers, Inc.	20,750	209,368

Whiting Petroleum Corp. †	7,060	237,216

		1,511,864

4 Putnam VT Multi-Cap Value Fund

COMMON STOCKS (97.3%)* cont.	Shares	Value

Personal products (2.8%)
Avon Products, Inc. S	33,996	$212,815

Coty, Inc. Class A †	28,130	899,316

		1,112,131
Pharmaceuticals (3.2%)
Allergan PLC †	2,130	646,370

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	10,720	633,552

		1,279,922
Real estate investment trusts (REITs) (4.8%)
American Campus Communities, Inc.	3,140	118,347

American Capital Agency Corp.	32,850	603,455

American Tower Corp.	4,400	410,476

Equity Lifestyle Properties, Inc.	2,530	133,027

LaSalle Hotel Properties	5,930	210,278

NorthStar Realty Finance Corp.	28,980	460,782

		1,936,365
Real estate management and development (0.7%)
RE/MAX Holdings, Inc. Class A	7,887	280,067

		280,067
Road and rail (2.1%)
Genesee & Wyoming, Inc. Class A †	3,750	285,675

Union Pacific Corp.	5,920	564,590

		850,265
Semiconductors and semiconductor equipment (1.9%)
Maxim Integrated Products, Inc.	3,910	135,188

Micron Technology, Inc. †	21,550	406,002

ON Semiconductor Corp. †	17,870	208,900

		750,090
Specialty retail (3.2%)
Best Buy Co., Inc.	8,530	278,163

GNC Holdings, Inc. Class A	4,560	202,829

Michaels Cos., Inc. (The) †	11,533	310,353

TJX Cos., Inc. (The)	7,510	496,937

		1,288,282
Technology hardware, storage, and peripherals (0.3%)
QLogic Corp. †	9,570	135,798

		135,798

COMMON STOCKS (97.3%)* cont.	Shares	Value

Textiles, apparel, and luxury goods (1.6%)
Deckers Outdoor Corp. †	2,980	$214,471

Hanesbrands, Inc.	13,060	435,152

		649,623

Total common stocks (cost $30,807,752)		$38,986,482

SHORT-TERM INVESTMENTS (12.1%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.24% [d]	3,552,280	$3,552,280

Putnam Short Term Investment Fund 0.10% L	1,298,494	1,298,494

Total short-term investments (cost $4,850,774)		$4,850,774

Total investments (cost $35,658,526)		$43,837,256

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2015 through June 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $40,072,470.

† This security is non-income-producing.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Putnam VT Multi-Cap Value Fund 5

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$5,039,223	$—	$—

Consumer staples	3,281,547	—	—

Energy	1,966,253	—	—

Financials	8,576,789	—	—

Health care	6,096,754	—	—

Industrials	6,449,128	—	—

Information technology	1,719,283	—	—

Materials	3,298,591	—	—

Telecommunication services	167,466	—	—

Utilities	2,391,448	—	—

Total common stocks	38,986,482	—	—

Short-term investments	1,298,494	3,552,280	—

Totals by level	$40,284,976	$3,552,280	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

6 Putnam VT Multi-Cap Value Fund

Statement of assets and liabilities
6/30/15 (Unaudited)

Assets

Investment in securities, at value, including $3,306,401 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $30,807,752)	$38,986,482

Affiliated issuers (identified cost $4,850,774) (Notes 1 and 5)	4,850,774

Dividends, interest and other receivables	46,097

Receivable for investments sold	1,154,937

Total assets	45,038,290

Liabilities

Payable for investments purchased	1,232,883

Payable for shares of the fund repurchased	91,311

Payable for compensation of Manager (Note 2)	18,392

Payable for custodian fees (Note 2)	4,716

Payable for investor servicing fees (Note 2)	4,511

Payable for Trustee compensation and expenses (Note 2)	39,024

Payable for administrative services (Note 2)	125

Payable for distribution fees (Note 2)	2,281

Collateral on securities loaned, at value (Note 1)	3,552,280

Other accrued expenses	20,297

Total liabilities	4,965,820

Net assets	$40,072,470

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$28,711,220

Undistributed net investment income (Note 1)	132,912

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	3,049,608

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	8,178,730

Total — Representing net assets applicable to capital shares outstanding	$40,072,470

Computation of net asset value Class IA

Net assets	$29,197,887

Number of shares outstanding	1,528,737

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$19.10

Computation of net asset value Class IB

Net assets	$10,874,583

Number of shares outstanding	570,680

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$19.06

The accompanying notes are an integral part of these financial statements.

Putnam VT Multi-Cap Value Fund 7

Statement of operations
Six months ended 6/30/15 (Unaudited)

Investment income

Dividends (net of foreign tax of $808)	$334,397

Interest (including interest income of $695 from investments in affiliated issuers) (Note 5)	695

Securities lending (Note 1)	9,057

Total investment income	344,149

Expenses

Compensation of Manager (Note 2)	112,563

Investor servicing fees (Note 2)	14,527

Custodian fees (Note 2)	7,130

Trustee compensation and expenses (Note 2)	1,199

Distribution fees (Note 2)	14,250

Administrative services (Note 2)	414

Auditing and tax fees	13,507

Other	9,141

Total expenses	172,731

Expense reduction (Note 2)	(932)

Net expenses	171,799

Net investment income	172,350

Net realized gain on investments (Notes 1 and 3)	3,250,855

Net realized gain on foreign currency transactions (Note 1)	207

Net unrealized depreciation of investments during the period	(2,320,222)

Net gain on investments	930,840

Net increase in net assets resulting from operations	$1,103,190

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Multi-Cap Value Fund

Statement of changes in net assets

	Six months ended	Year ended
	6/30/15*	12/31/14

Decrease in net assets

Operations:

Net investment income	$172,350	$461,413

Net realized gain on investments and foreign currency transactions	3,251,062	6,130,733

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(2,320,222)	(2,142,399)

Net increase in net assets resulting from operations	1,103,190	4,449,747

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(336,924)	(283,104)

Class IB	(97,463)	(89,313)

Net realized short-term gain on investments

Class IA	(106,537)	—

Class IB	(40,822)	—

From net realized long-term gain on investments

Class IA	(4,121,660)	—

Class IB	(1,579,301)	—

Increase (decrease) from capital share transactions (Note 4)	3,434,534	(6,681,339)

Total decrease in net assets	$(1,744,983)	$(2,604,009)

Net assets:

Beginning of period	41,817,453	44,421,462

End of period (including undistributed net investment income of $132,912 and $394,949, respectively)	$40,072,470	$41,817,453

* Unaudited.

Putnam VT Multi-Cap Value Fund 9

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/15†	$21.87	.09	.57	.66	(.25)	(3.18)	(3.43)	—	$19.10	2.66*	$29,198	.38*	.45*	44*

12/31/14	19.87	.24	1.95	2.19	(.19)	—	(.19)	—	21.87	11.08	29,925.79		1.15	78

12/31/13	14.16	.17	5.78	5.95	(.24)	—	(.24)	—	19.87	42.43	31,051.81		1.01	85

12/31/12	12.23	.17	1.85	2.02	(.09)	—	(.09)	—	14.16	16.50	23,414.85		1.30	81

12/31/11	12.92	.06	(.68)	(.62)	(.07)	—	(.07)	—[e,f]	12.23	(4.87)	23,338.84		.50	82

12/31/10	10.44	.04	2.49	2.53	(.05)	—	(.05)	—	12.92	24.32	30,052.86		.39	111

Class IB

6/30/15†	$21.79	.07	.57	.64	(.19)	(3.18)	(3.37)	—	$19.06	2.56*	$10,875	.51*	.32*	44*

12/31/14	19.81	.18	1.94	2.12	(.14)	—	(.14)	—	21.79	10.76	11,892	1.04	.90	78

12/31/13	14.12	.13	5.76	5.89	(.20)	—	(.20)	—	19.81	42.07	13,370	1.06	.77	85

12/31/12	12.19	.14	1.84	1.98	(.05)	—	(.05)	—	14.12	16.26	10,861	1.10	1.06	81

12/31/11	12.88	.03	(.69)	(.66)	(.03)	—	(.03)	—[e,f]	12.19	(5.12)	10,648	1.09	.25	82

12/31/10	10.41	.02	2.48	2.50	(.03)	—	(.03)	—	12.88	24.06	14,125	1.11	.14	111

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Multi-Cap Value Fund

Notes to financial statements 6/30/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2015 through June 30, 2015.

Putnam VT Multi-Cap Value Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation and, as a secondary objective, current income. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign

Putnam VT Multi-Cap Value Fund 11

withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $3,552,280 and the value of securities loaned amounted to $3,462,158. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $35,837,952, resulting in gross unrealized appreciation and depreciation of $9,172,800 and $1,173,496, respectively, or net unrealized appreciation of $7,999,304.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 42.6% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through April 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% (0.10% prior to January 1, 2015) of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$10,488
Class IB	4,039

Total	$14,527

12 Putnam VT Multi-Cap Value Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $932 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $24, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$14,250

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$17,662,490	$20,725,480

U.S. government securities (Long-term)	—	—

Total	$17,662,490	$20,725,480

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/15		Year ended 12/31/14		Six months ended 6/30/15		Year ended 12/31/14

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	42,734	$899,977	118,843	$2,403,639	13,294	$267,118	42,453	$852,890

Shares issued in connection with
reinvestment of distributions	233,630	4,565,121	14,155	283,104	88,036	1,717,586	4,472	89,313

	276,364	5,465,098	132,998	2,686,743	101,330	1,984,704	46,925	942,203

Shares repurchased	(116,005)	(2,424,714)	(327,027)	(6,694,047)	(76,362)	(1,590,554)	(176,193)	(3,616,238)

Net increase (decrease)	160,359	$3,040,384	(194,029)	$(4,007,304)	24,968	$394,150	(129,268)	$(2,674,035)

Note 5 —Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund*	$904,547	$8,743,435	$8,349,488	$695	$1,298,494

Total	$904,547	$8,743,435	$8,349,488	$695	$1,298,494

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Putnam VT Multi-Cap Value Fund 13

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing

14 Putnam VT Multi-Cap Value Fund

fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — Multi-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

3rd	1st	1st

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 58, 55 and 53 funds, respectively, in

Putnam VT Multi-Cap Value Fund 15

your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

16 Putnam VT Multi-Cap Value Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Multi-Cap Value Fund 17

This report has been prepared for the shareholders	H519
of Putnam VT Multi-Cap Value Fund.	VTSA075 295636 8/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2015